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EXHIBIT 10.14





                                  OCTEL CORP.



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                                     RULES
                                    of the
                     OCTEL CORP. COMPANY SHARE OPTION PLAN



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          Approval by the Company's Board of Directors on 10 May 1998
                      and by the Company's Stockholder on


                            PRICEWATERHOUSECOOPERS
                                 Benson House
                             33 Wellington Street
                                     Leeds
                                    LS1 4JP

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                                   CONTENTS

1. DEFINITIONS FOR THE PURPOSE OF PART A......................................20
2. GRANT OF OPTIONS...........................................................24
   2.1 Procedure for Grant of Options.........................................24
   2.2 Requirement to Issue Option Certificate................................25
   2.3 Right to Disclaim Option...............................................25
   2.4 Options may not be transferred.........................................25
3. CONDITIONS RELATING TO THE GRANT OF OPTIONS................................26
   3.1 Statutory Limit........................................................26
   3.2 Interpretation of Individual Limits....................................26
   3.3 Calendar Year Limitation...............................................26
   3.4 Maximum Aggregate Number Of Shares.....................................26
   3.5 United States Securities Act Of 1933...................................27
   3.6 Additional Conditions....................................................
4. RIGHTS OF EXERCISE.........................................................27
   4.1 Earliest Date of Exercise..............................................27
   4.2 Requirement to remain in Employment....................................28
   4.3 Death of Option Holder.................................................28
   4.4 Right to Exercise Prematurely..........................................28
   4.5 Extended Exercise Period...............................................29
   4.6 Transfer of Employment within Group....................................29
   4.7 Transfer of Employment Overseas........................................30
   4.8 Lapse of Options.......................................................30
   4.9 Compliance with the United States Securities Laws......................31
   4.10Shares to be held for Investment Purposes..............................31
   4.11Shareholder Approval...................................................31
   4.12Option Holder with Material Interest...................................32
5. TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION.................32
   5.1 Take-over pursuant to Tender Offer.....................................32
   5.2 Take-over pursuant to Scheme of Arrangement............................32
   5.3 Scheme of Arrangement without Change of Control........................32
   5.4 Compulsory Acquisition of Shares.......................................33
   5.5 Voluntary Winding Up of the Company....................................33
   5.6 Meaning of Obtaining Control...........................................33
   5.7 Rollover of Options....................................................33
   5.8 Meaning of "appropriate period"........................................34
6. MANNER OF EXERCISE.........................................................34
   6.1 Actions Required of the Option Holder..................................34
   6.2 Actions Required of the Company........................................34
   6.3 Partial Exercise.......................................................34

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7. ISSUE OF SHARES............................................................34
   7.1 Ranking of Shares......................................................34
   7.2 Admission to the New York Stock Exchange...............................35
8. ADJUSTMENTS................................................................35
   8.1 General Power of Adjustment............................................35
   8.2 Requirement to Capitalise Reserves.....................................35
   8.3 Notification of Option Holders.........................................35
9. ADMINISTRATION.............................................................36
   9.1 Delivery of Notices or Documents.......................................36
   9.2 Copies of Shareholder Communications...................................36
   9.3 Maintenance of Unissued Share Capital..................................36
   9.4 Directors'Power to Administer Plan.....................................36
   9.5 Directors'Decisions are Final and Conclusive...........................36
   9.6 Costs of Administering Plan............................................36
10. ALTERATIONS...............................................................36
   10.1 Power to alter Rules prior to Inland Revenue approval.................36
   10.2 Power to alter Rules following Inland Revenue approval................37
   10.3 Alteration which affects subsisting rights of Option Holders..........37
   10.4 Notification to Option Holders........................................37
11. GENERAL...................................................................37
   11.1 Termination of the Plan...............................................37
   11.2 No Compensation for loss of Option Rights.............................37
   11.3 Governing Law.........................................................37
12. DEFINITIONS FOR PURPOSES OF PART B........................................38
   12.1 Part B not Approved by Inland Revenue.................................38
   12.2 Terms of Part A apply except as amended...............................38
13. GRANT OF UNAPPROVED OPTIONS...............................................38
   13.1 Specification of Unapproved Option....................................38
   13.2 Modified Terms and Conditions.........................................38
   13.3 Additional Requirements...............................................38
14. CONDITIONS RELATING TO THE GRANT OF UNAPPROVED OPTIONS....................39
15. EXERCISE OF UNAPPROVED OPTIONS............................................39
16. DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION...........................39
17. EMPLOYMENT AND SOCIAL TAXES...............................................39

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          PART A APPROVED BY THE INLAND REVENUE UNDER THE INCOME AND
             CORPORATION TAXES ACT 1988 ON [ ] UNDER REFERENCE [ ]

1. DEFINITIONS FOR THE PURPOSE OF PART A

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

"Acquiring Company"                     the person mentioned in Rule 5.1, being
                                        a company within the meaning of Section
                                        832 of the Act;

"Acquisition Price"                     in relation to an Option, the total
                                        amount payable on any exercise being an
                                        amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

"the Act"                               the Income and Corporation Taxes Act
                                        1988;

"Associated Company"                    the meaning ascribed by Section 416 of
                                        the Act;

"the Auditors"                          the auditors for the time being of the
                                        Company acting as experts and not as
                                        arbitrators;

"the Code"                              the United States Federal Internal
                                        Revenue Code of 1986 (as amended);

"the Company"                           save as provided in Rule 5.7, Octel
                                        Corp., a Delaware corporation;

"Control"                               the meaning ascribed by Section 840 of
                                        the Act;

"Date of Grant"                         the date on which the Directors resolve
                                        to grant an Option under the Plan
                                        pursuant to Rule 2;

"Dealing Day"                           a day on which the New York Stock
                                        Exchange is open for business;

"the Directors"                         the board of directors of the Company,
                                        or a duly authorised committee thereof;

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"Eligible Employee"                     any person who

                                        (1)  (a)  is a director of a
                                                  Participating Company required
                                                  to work for not less than 25
                                                  hours a week (exclusive of
                                                  meal breaks); or

                                             (b)  if not a director, is
                                                  employed by a
                                                  Participating Company on
                                                  terms which require him
                                                  to work for not less than
                                                  20 hours a week
                                                  (exclusive of meal
                                                  breaks); and

                                        (2)  is not ineligible to
                                             participate in the Plan
                                             by virtue of paragraph 8
                                             of Schedule 9 to the Act
                                             (material interest in a
                                             close company); and does
                                             not own within the
                                             meaning of Section
                                             422(b)(6) of the Code to
                                             own Shares possessing
                                             more than ten per cent of
                                             the total combined voting
                                             power of all classes of
                                             share of the Company (or
                                             it its Parent or any of
                                             its subsidiaries);

"Grant Period"                          a period of 20 days  commencing on the
                                        Dealing Day following any of:

                                        (1)       a day on which the Plan is
                                                  approved by the Inland Revenue
                                                  under the Act; or

                                        (2)       a day on which the Company
                                                  makes an announcement of its
                                                  results for any year, half
                                                  year or other period or issues
                                                  any prospectus, listing
                                                  particulars or other document
                                                  containing equivalent
                                                  information relating to
                                                  Shares; or

                                        (3)       a day on which the Directors
                                                  resolve that exceptional
                                                  circumstances have arisen
                                                  which justify the grant of
                                                  Options; or

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                                        (4)       a day on which any
                                                  announcement is made of
                                                  modifications to be made to
                                                  the Act or a day on which any
                                                  such modifications come into
                                                  force;

"Group"                                 the Company and its Subsidiaries;

"Holding Company"                       in relation to the Acquiring Company, a
                                        company falling within the definition in
                                        Section 736 of the Companies Act 1985;

"Incentive Stock Option"                an option which qualifies for relief
                                        under Section 422 of the Code;

"Listing"                               the meaning ascribed in Article
                                        4.4.1(b)(ii) of the Articles of
                                        Association of the Company;

"Market Value"                          in relation to a Share on any day:

                                        (1)       if and so long as the Shares
                                                  are listed on the New York
                                                  Stock Exchange, the reported
                                                  closing price of Octel Corp.
                                                  common stock on the New York
                                                  Stock Exchange for that day,
                                                  or the last Dealing Day prior
                                                  to that day if that day is not
                                                  a Dealing Day.

                                        (2)       save as mentioned in (1)
                                                  above, its market value as
                                                  determined in accordance with
                                                  Part VIII of the Taxation of
                                                  Chargeable Gains Act 1992 and
                                                  agreed in advance with the
                                                  Shares Valuation Division of
                                                  the Inland Revenue;

"Option"                                a right to acquire Shares pursuant to
                                        the Plan;

"Option Certificate"                    a certificate issued under Rule 2.2;

"Option Holder"                         a person to whom an Option has been
                                        granted (or, as the context requires,
                                        his personal representatives);

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"Parent"                                any company which is a parent
                                        corporation of the Company within the
                                        meaning of Section 424(e) of the Code;

"Participating Company"                 the Company and any other company for
                                        the time being designated by the
                                        Directors as a Participating Company
                                        being a company which is both a
                                        Subsidiary of the Company and under the
                                        Control of the Company;

"the Plan"                              the Octel Corp. Company Share Option
                                        Plan in its present form, or as from
                                        time to time altered in accordance with
                                        the Rules;

"Relevant Share Option Scheme"          any other share option scheme (except a
                                        Savings Related Share Option Scheme)
                                        established by the Company or any
                                        Associated Company;

"Rules"                                 the Rules of the Plan and "Rule" shall
                                        be construed accordingly;

"Savings Related Share Option Scheme"   a savings related share option scheme
                                        approved by the Inland Revenue under the Act;

"Securities Act"                        the United States Securities Act of 1933
                                        as amended;

"Share" save as provided in Rule 5.7, a share in the Company satisfying paragraphs 10 to 14 inclusive of Schedule 9 to the Act;

"Share Price"                           the price per Share, as determined by
                                        the Directors, at which an Eligible
                                        Employee may acquire Shares in respect
                                        of which an Option has been granted to
                                        him, being not less than:

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                                        (1)       the Market Value of a Share on
                                                  the Date of Grant (or where in
                                                  accordance with Rule 2.1, the
                                                  Directors issue invitations to
                                                  apply for Options the Dealing
                                                  Day by reference to which the
                                                  Market Value is calculated);
                                                  or

                                        (2)       if greater and Shares are to
                                                  be subscribed, the nominal
                                                  value of a Share,

                                        subject to any adjustment pursuant to
                                        Rule 8.1;

 "Statutory Limit"                      (pound)30,000 or any other limit from
                                        time to time specified under paragraph
                                        28 of Schedule 9 to the Act;

"Subsidiary"                            any company which is both a subsidiary
                                        within the meaning ascribed by Section
                                        736 of the Companies Act 1985 and a
                                        subsidiary corporation within the
                                        meaning of Section 424(f) of the Code;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2. GRANT OF OPTIONS

     2.1. Procedure for Grant of Options

     a Within a Grant Period, the Directors may, at their absolute discretion, grant Options under the Plan to Eligible Employees.

     b The Directors may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations, PROVIDED THAT any documentation used in such procedure is approved in advance by the Inland Revenue in accordance with Rule 10.2

     c Where an Option is to be granted pursuant to an invitation and the Share Price is determined at the date of the invitation, the Option must be granted no later than the twenty-ninth day in the period commencing with the Dealing Day by reference to which the Share Price was calculated.

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     2.2. Requirement to Issue Option Certificate

     The Company shall issue to each Option Holder an Option Certificate which shall be executed in such manner as shall take effect as a binding contractual obligation of the Company and which shall be in such a form as the Directors from time to time determine (subject to the approval of the Inland Revenue). The Option Certificate shall include details of:

     a    the Date of Grant of the Option;

     b    the Share Price; and

     c    the number of Shares subject to the Option; and

     d    any date or dates determined by the Directors in accordance with Rule
          3.6 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made[; and

     e the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.6.]

     2.3. Right to Disclaim Option

     Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

     2.4. Options may not be transferred

     Subject to the rights of an Option Holder's personal representatives to exercise an Option as provided in Rule 4.3, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.


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3.   CONDITIONS RELATING TO THE GRANT OF OPTIONS

     3.1. Statutory Limit

     Any Option granted to an Eligible Employee shall be limited and take effect so that immediately following such grant, the aggregate Market Value of all the Shares which he may acquire on the exercise of all options which he then holds and which are or may become capable of being exercised and which were granted under:

     a    Part A of the Plan; and

     b any Relevant Share Option Scheme approved by the Inland Revenue under the Act shall not exceed the Statutory Limit.

     3.2. Interpretation of Individual Limits

     a For the purposes of Rule 3.1, the Market Value of an Option shall be taken as at its Date of Grant and in relation to options granted under any Relevant Share Option Scheme the Market Value of an option shall be taken as being the fair market value of the Shares subject to that option at its date of grant determined in accordance with the Rules of such other scheme.

     b For the purposes of determining the application of the statutory Limit in Rule 3.1, the rate of exchange for US dollar into sterling shall be the noon fixed rate for US dollars in the Wall Street Journal on the Date of Grant of the Option.

     3.3. Calendar Year Limitation

     The aggregate Market Value (determined at the Date of Grant) of Shares with respect to which Incentive Stock Options first become exercisable by any individual Option Holder in any calendar year shall not exceed $100,000.

     3.4. Maximum Aggregate Number Of Shares

     The present maximum aggregate number of Shares which may be issued under
     the Plan is [   ] subject to any future increase in this limit which may be substituted at the discretion of the Directors.


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     3.5. United States Securities Act Of 1933

     The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provisions of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option will be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

     3.6. Additional Conditions

          The Directors when granting any Option may in their absolute discretion impose any conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) upon the exercise of any Option provided that such additional conditions and limitations shall: -

     i be objective, specified at the Date of Grant and set out in full, or details given with, the Option Certificate: and

     ii be such that the right to exercise any Option after the fulfilment or attainment of the conditions and limitations so specified shall not be dependent upon the further discretion of any person; and

     iii not be capable of amendment, variation or waiver unless an event occurs which causes the Directors to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to statisfy. When such conditions or limitations have been imposed and have ceased to be capable of being satisfied or being satisfied in full [except as a result of an event to which
          Rules: 4.7, 4.8 or 5 apply ] that Option shall lapse in whole or in part as the case may be.

4.   RIGHTS OF EXERCISE

     4.1. Earliest Date of Exercise

     Save as provided in Rules 4.3, 4.4 and 5 an Option may not be exercised before whichever is the latest of:

     a    Listing; and

     b    the third anniversary of the Date of Grant; and

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     c    any date or dates which may have been specified in accordance with
          Rule 2.2 in the relevant Option Certificate; and

     any additional conditions and limitations imposed on the Option (and which have not be waived) in accordance with Rule 3.6 have been fulfilled.

     but in any event may not be exercised later than the day preceding the tenth anniversary of the Date of Grant.

     4.2. Requirement to remain in Employment

     Save as provided in Rules 4.3, 4.4, 4.5 and 5, an Option may only be exercised by an Option Holder while he is a director or employee of a Participating Company or an Associated Company of a Participating Company.

     4.3. Death of Option Holder

     An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

     4.4. Right to Exercise Prematurely irrespective of Additional Conditions

     An Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

     a    injury, ill-health or disability; or

     b    redundancy (within the meaning of the Employment Rights Act 1996); or

     c the transfer of the undertaking or part-undertaking in which the Option Holder is employed to a person other than a Participating Company or an Associated Company of a Participating Company; or

     d the Company by which the Option Holder is employed ceasing to be under the Control of the Company.

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     4.5. Right to Exercise Prematurely if Additional Conditions Achieved

     If any additional conditions and limitations imposed on the Option (and which have not been waived) in accordance with Rule 3.6 have been fulfilled an Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

     a    retirement at contractual retirement age including late retirement; or

     b    early retirement by agreement with his employer; or

     c    any other reason in the absolute discretion of the Directors.

     4.6. Extended Exercise Period

     Where an Option Holder ceases employment on account of any of the reasons set out in Rules 4.4 or 4.5 prior to the date which is three years and six months after the relevant Date of Grant, or the date on which he last exercised an option under a Relevant Share Option Scheme (whichever is later), he may in addition (at the discretion of the Directors) exercise the Option at any time within whichever of the following periods is applicable:

     a in relation to Rule 4.4, the period which starts on the date his employment ceases and ends six months after the earliest date on which he could exercise the Option without incurring any liability to income tax in consequence thereof; or

     b in relation to Rule 4.5, the period which begins on the first date by reference to which it may be established (if relevant) that the condition specified in Rule 3.6has been satisfied and ends six months after the earliest date on which he could exercise the Option without incurring any liability to income tax in consequence thereof;

     but in no case may an Option be exercised more than 42 months after the date the Option Holder's employment ceased.

     4.7. Transfer of Employment within Group

     An Option Holder shall not be treated for the purposes of Rules 4.4, 4.5, and 4.8as ceasing to hold an office or employment with a Participating Company until such time as he is no longer a director or employee of any Participating Company or an Associated Company of a Participating Company and an Option Holder (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under section 79 of the

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     Employment Rights Act 1996 before exercising an Option shall be treated for those purposes as not having ceased to hold such an office or employment.

     4.8. Transfer of Employment Overseas

     Subject to the satisfaction of any additional conditions and limitations imposed pursuant to Rule 3.6 if an Option Holder, whilst remaining a director or employee of a Participating Company or an Associated Company of a Participating Company, is transferred to work in another country and as a result of that transfer will either a become subject to tax on his remuneration in the country to which he is transferred and the Directors are satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

     b become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

     4.9. Lapse of Options

     An Option shall lapse on the occurrence of the earliest of the following:

     a    the tenth anniversary of the Date of Grant; or

     b the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.3 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied; or

     c subject to Rule 5.7, the expiry of any of the applicable periods specified in Rules 4.3, 4.5, 4.6, 5.1, 5.2, 5.3, 5.4, and 5.5, but
          where an Option Holder dies while time is running under Rules 4.5 or 4.6, the Option shall not lapse until the expiry of the period in Rule 4.3; or

     d the date on which an Option Holder ceases to be a director or employee of any Participating Company or any Associated Company of a Participating Company for any reason other than his death or those specified in Rules 4.5 and 4.6; or

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       e      the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding-up of the Company; or

       f the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option.

       4.10.  Compliance with the United States Securities Laws

              Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the United States Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of Counsel for the Company with respect to such compliance.

       4.11.  Shares to be held for Investment Purposes

              As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of Counsel for the Company, such a representation is required in order to comply with any of the aforementioned relevant provisions of law.

       4.12.  Shareholder Approval

              If any amendment requiring the approval of the Company's Shareholders is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Securities Exchange Act of 1934, such shareholder approval shall be:

       (a) solicited substantially in accordance with Section 14(a) of that Act and the rules and regulations promulgated thereunder; or

       (b) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of that Act at the time such information is furnished.

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       4.13.  Option Holder with Material Interest

              An Option may not be exercised by an Option holder at any time when he is prohibited from such exercise by virtue of the provisions of paragraph 8 of Schedule 9 to the Act (material interest in a close company).

5.     TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

       5.1.   Take-over pursuant to Tender Offer

       If any person obtains Control of the Company as a result of making either a tender offer to acquire the whole of the Company's issued share capital (other than any shares already owned by the Holding Company or any Subsidiary of the Holding Company) and which is made on a condition that if it is satisfied the offer or will have such Control, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which Control is so obtained and any condition subject to which the offer is made is satisfied (or until the expiry of the period mentioned in Rule 5.4, if earlier).

       5.2.   Take-over pursuant to Scheme of Arrangement

       If any person obtains Control of the Company in pursuance of a compromise or scheme of arrangement sanctioned by the Court under legislation which the Inland Revenue has agreed is equivalent to Section 425 of the Companies Act 1985 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

       5.3.   Scheme of Arrangement without Change of Control

       If, without any person obtaining Control of the Company, the Court sanctions a scheme of arrangement affecting the Shares under legislation which the Inland Revenue has agreed is equivalent to Section 425 of the Companies Act 1985 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

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       5.4.   Compulsory Acquisition of Shares

       If any person becomes bound or entitled to acquire Shares in the Company under legislation which the Inland Revenue has agreed is equivalent to Sections 428 to 430 of the Companies Act 1985 then an Option may be exercised during any period such person remains so bound or entitled.

       5.5.   Voluntary Winding Up of the Company

       If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on the commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

       5.6.   Meaning of Obtaining Control

       For the purpose of this Rule 5, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control.

       5.7.   Rollover of Options

       Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 is a company an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan ("the Old Option") in consideration of the grant to him of a new Option ("the New Option") which, within the meaning ascribed by paragraph 15(3) of Schedule 9 to the Act, is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company falling within sub-paragraph (b) or (c) of paragraph 10 of Schedule 9 to the Act. With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10 and 11 (and, in relation to expressions used in those Rules, in Rule 1) to "the Company" and "Shares" shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be, but references to Participating Company shall continue to be construed as if references to the Company were references to Octel Corp..

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       5.8.   Meaning of "appropriate period"

       For the purpose of Rule 5.7, the "appropriate period" is:

       a where Rules 5.1 or 5.4 apply, the periods mentioned in those Rules respectively; or

       b where Rule 5.2 applies, the period of six months beginning with the time when the Court sanctions the scheme of arrangement.

6.     MANNER OF EXERCISE

       6.1.   Actions Required of the Option Holder

       An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder together with a remittance for the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

       6.2.   Actions Required of the Company

       The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment or transfer.

       6.3.   Partial Exercise

       Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

7.     ISSUE OF SHARES

       7.1.   Ranking of Shares

       All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

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       7.2.   Admission to the New York Stock Exchange

       If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for permission to deal in those shares unless such application has already been made.

8.     ADJUSTMENTS

       8.1.   General Power of Adjustment

       The number of Shares over which an Option is granted and the Share Price thereof may, subject to the prior approval of the Inland Revenue, be adjusted in such manner as the Directors shall determine following any capitalisation issue, subdivision, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rules and 7.2, no adjustment made pursuant to this Rule 7.1 shall have the effect of reducing the Share Price below the par value of a Share.

       8.2.   Requirement to Capitalise Reserves

       Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Directors are authorised to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Directors may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

       8.3.   Notification of Option Holders

       The Directors may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

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9.     ADMINISTRATION

       9.1.   Delivery of Notices or Documents

       Notices or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

       9.2.   Copies of Shareholder Communications

       The Company may distribute to Option Holders copies of any notice or document sent by the Company to its shareholders generally.

       9.3.   Maintenance of Unissued Share Capital

       The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

       9.4.   Directors' Power to Administer Plan

       The Directors may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

       9.5.   Directors' Decisions are Final and Conclusive

       The decision of the Directors in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive.

       9.6.   Costs of Administering Plan

       The costs of introducing and administering the Plan shall be borne by the Company.

10.    ALTERATIONS

       10.1.  Power to alter Rules prior to Inland Revenue approval

       The Directors may, prior to approval of Part A of the Plan under the Act by the Inland Revenue, alter the Rules of the Plan as may be necessary in order to obtain such approval.

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       10.2.  Power to alter Rules following Inland Revenue approval

       Subject to Rule 10.3, after the date on which Part A of the Plan is approved by the Inland Revenue under the Act, the Directors may in their discretion alter the Rules provided that no such alteration to Part A shall be effective until it has been approved by the Inland Revenue.

       10.3.  Alteration which affects subsisting rights of Option Holders

       No alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders.

       10.4.  Notification to Option Holders

       Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

11.    GENERAL

       11.1.  Termination of the Plan

       The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company in general meeting or at any earlier time by the passing of a resolution by the Directors. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

       11.2.  No Compensation for loss of Option Rights

       If an Option Holder shall cease for any reason to be in the employment of a Participating Company or an Associated Company of a Participating Company, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

       11.3.  Governing Law

       This Plan and all Options shall be governed by and construed in accordance with English law.

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       PART   B

12.    DEFINITIONS FOR PURPOSES OF PART B

       12.1.  Part B not Approved by Inland Revenue

       This Part B of the Rules of the Plan is not approved by the Inland Revenue under the provisions of the Act.

       12.2.  Terms of Part A apply except as amended

       The Rules as contained in Part A of the Plan shall apply to Options granted under this Part B unless amended in accordance with the provisions hereof.

13.    GRANT OF UNAPPROVED OPTIONS

       13.1.  Specification of Unapproved Option

       The Directors shall specify when an Option is granted under this Part B of the Rules of the Plan and the relevant Option Certificate shall be written accordingly.

       13.2.  Modified Terms and Conditions

       The Directors may determine that any Option granted under this Part B of the Rules shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Participating Company.

       13.3.  Additional Requirements

       In exercising their discretion under Rule 13.2, the Directors may:

       a require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

       b adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

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14.    CONDITIONS RELATING TO THE GRANT OF UNAPPROVED OPTIONS

Rule 3.1 of Part A shall not apply to this Part B of the Plan.

15.    EXERCISE OF UNAPPROVED OPTIONS

Rule 4.12 of Part A shall not apply to Part B of the Plan.

16.    DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Directors may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 of Part A pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on the New York Stock Exchange for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and/or his employing Participating Company.

No Option granted under Part B of the Plan will be paralleled with an Option granted under Part A of the Plan.

17.    EMPLOYMENT AND SOCIAL TAXES


The Option Holder shall indemnify the company (and, where relevant, any Participating Company) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory. Such company may recover the tax from the Option Holder in such manner as the Directors think fit including (but without prejudice to the generality of the foregoing):-

a      withholding shares when the Option is exercised and selling the same;

b      deducting the necessary amount from the Option Holder's remuneration; or

c requiring the Option Holder to account directly to such company for such tax.

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